AMENDMENT NO. 1 TO

SECURED CONVERTIBLE DEBENTURE NO. DPFD-3-1

THIS AMENDMENT NO. 1 TO SECURED CONVERTIBLE DEBENTURE NO. DPFD-3-1 (this “Amendment”), is entered into by and between DEEP FIELD TECHNOLOGIES, INC. a New Jersey corporation (the “Company”), and the undersigned Buyer (the “Buyer”).

WHEREAS:

A. The Company hereto previously issued to the Buyer that certain Secured Convertible Debenture No. DPFD-3-1 dated March 1, 2007 (the "Debenture").

B. The parties to the Debenture now desire to amend certain provisions set forth in the Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.    AMENDMENT OF SECTION 3(c)(i) “Conversion Price”. Section 3 (c)(i) of the Debenture is hereby amended and replaced in its entirety with the following:

“(i) The conversion price in effect on any Conversion Date shall be equal to the lesser of (a) $0.072 (the “Fixed Conversion Price”) or (b) eighty percent (80%) of the lowest Closing Bid Price of the Common Stock during the five (5) trading days immediately preceding the Conversion Date as quoted by Bloomberg, LP (the “Market Conversion Price”). The Fixed Conversion Price and the Market Conversion Price are collectively referred to as the “Conversion Price”. The Conversion Price may be adjusted pursuant to the other terms of this Debenture.”

2.    EFFECT ON OTHER TERMS. This Amendment shall be deemed effective as of July 5, 2007. All other terms set forth in the Debenture shall remain unchanged and this Amendment, and the Debenture shall be deemed a single integrated agreement for all purposes.

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IN WITNESS WHEREOF, the parties have caused this Amendment to the Debenture to be duly executed as of day and year first above written.

COMPANY:
DEEP FIELD TECHNOLOGIES, INC.

By: /s/ Fred Griffin
Name: Fred Griffin
Title: Chief Financial Officer

BUYER:
CORNELL CAPITAL PARTNERS, L.P.
By: Yorkville Advisors, LLC
Its: General Partner

By: /s/ Mark Angelo
Name: Mark Angelo
Title: President and Portfolio Manager